BLACKROCK LIQUIDITY FUNDS

MuniFund

California Money Fund

New York Money Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 21, 2015 to the Cash Management Shares

Summary Prospectus of each Fund dated December 21, 2015

This Supplement was previously filed on November 25, 2015.

On November 19, 2015, the Board of Trustees of BlackRock Liquidity Funds approved the designation of each of the following Funds as a “retail money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, effective as of September 1, 2016 (the “Effective Date”):

MuniFund

California Money Fund

New York Money Fund

As a result, as of the Effective Date, each Fund will implement policies and procedures reasonably designed to limit beneficial holders to natural persons.

Shareholders should retain this Supplement for future reference.

SPRO-LIQ3-1215SUP